                                                                EXHIBIT (h.13))

Transfer Agency and Service Agreement

                                  Appendix A
                                 Index Series

iShares 10+ Year Credit Bond Fund
iShares 10+ Year Government/Credit Bond Fund

iShares Barclays 1-3 Year Credit Bond Fund (formerly known as Lehman 1-3
    Year Credit Bond Fund)
iShares Barclays 1-3 Year Treasury Bond Fund (formerly known as Lehman 1-3
    Year Treasury Bond Fund)
iShares Barclays 3-7 Year Treasury Bond Fund (formerly known as Lehman 3-7
    Year Treasury Bond Fund)
iShares Barclays 7-10 Year Treasury Bond Fund (formerly known as Lehman 7-10
    Year Treasury Bond Fund)
iShares Barclays 10-20 Year Treasury Bond Fund (formerly known as Lehman 10-20
    Year Treasury Bond Fund)
iShares Barclays 20+ Year Treasury Bond Fund (formerly known as Lehman 20+
    Year Treasury Bond Fund)
iShares Barclays Agency Bond Fund
iShares Barclays Aggregate Bond Fund (formerly known as Lehman Aggregate
    Bond Fund)
iShares Barclays Credit Bond Fund (formerly known as Lehman Credit Bond
    Fund)
iShares Barclays Government/Credit Bond Fund (formerly known as Lehman
    Government/Credit Bond Fund)
iShares Barclays Intermediate Credit Bond Fund (formerly known as Lehman
    Intermediate Credit Bond Fund)
iShares Barclays Intermediate Government/Credit Bond Fund (formerly known as
    Lehman Intermediate Government/Credit Bond Fund) iShares Barclays MBS Bond Fund (formerly known as iShares Lehman MBS
    Bond Fund)
iShares Barclays Short Treasury Bond Fund (formerly known as Lehman Short
    Treasury Bond Fund)
iShares Barclays TIPS Bond Fund (formerly known as Lehman TIPS Bond Fund)

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones International Select Dividend Index Fund (formerly known as
    iShares Dow Jones EPAC Select Dividend Index Fund) iShares Dow Jones Select Dividend Index Fund iShares Dow Jones Transportation Average Index Fund iShares Dow Jones U.S. Aerospace & Defense Index Fund iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Broker-Dealers Index Fund iShares Dow Jones U.S. Consumer Goods Sector Index Fund iShares Dow Jones U.S. Consumer Services Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Healthcare Providers Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Home Construction Index Fund iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Insurance Index Fund iShares Dow Jones U.S. Medical Devices Index Fund iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund iShares Dow Jones U.S. Oil Equipment & Services Index Fund iShares Dow Jones U.S. Pharmaceuticals Index Fund iShares Dow Jones U.S. Real Estate Index Fund

Transfer Agency and Service Agreement

                                 Index Series

iShares Dow Jones U.S. Regional Banks Index Fund iShares Dow Jones U.S. Technology Sector Index Fund iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Index Fund (formerly known as iShares Dow Jones U.S. Total Markets Index Fund) iShares Dow Jones U.S. Utilities Sector Index Fund

iShares FTSE China (HK Listed) Index Fund iShares FTSE Developed Small Cap ex-North America Index Fund iShares FTSE EPRA/NAREIT Developed Asia Index Fund (formerly known as
    iShares FTSE EPRA/NAREIT Asia Index Fund) iShares FTSE EPRA/NAREIT Developed Europe Index Fund (formerly known as
    iShares FTSE EPRA/NAREIT Europe Index Fund) iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
    (formerly known as iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund )
iShares FTSE EPRA/NAREIT North America Index Fund iShares FTSE KLD Select Social Index Fund (formerly known as iShares KLD
    Select Social/SM/ Index Fund)
iShares FTSE KLD Social Index Fund (formerly known as iShares KLD 400 Social
    Index Fund)
iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly known as
    iShares FTSE NAREIT Industrial/Office Index Fund) iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly known as
    iShares FTSE NAREIT Mortgage REITs Index Fund) iShares FTSE NAREIT Real Estate 50 Index Fund iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly known as
    iShares FTSE NAREIT Residential Index Fund) iShares FTSE NAREIT Retail Capped Index Fund (formerly known as iShares
    FTSE NAREIT Retail Index Fund)
iShares FTSE/Xinhua China 25 Index Fund

iShares S&P North American Natural Resources Sector Index Fund (formerly known as iShares S&P GSSI/TM /Natural Resources Index Fund) iShares S&P North American Technology-Multimedia Networking Index Fund
    (formerly known as iShares S&P GSTI/TM/ Networking Index Fund) iShares S&P North American Technology-Semiconductors Index Fund (formerly known as iShares S&P GSTI/TM/ Semiconductor Index Fund) iShares S&P North American Technology-Software Index Fund (formerly known as iShares S&P GSTI/TM/ Software Index Fund) iShares S&P North American Technology Sector Index Fund (formerly known as
    iShares S&P GSTI/TM/ Technology Index Fund)

iShares iBoxx $ High Yield Corporate Bond Fund iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as
    iShares GS $ InvesTop/TM/ Corporate Bond Fund)

iShares JPMorgan USD Emerging Markets Bond Fund iShares Morningstar Large Core Index Fund iShares Morningstar Large Growth Index Fund iShares Morningstar Large Value Index Fund iShares Morningstar Mid Core Index Fund iShares Morningstar Mid Growth Index Fund iShares Morningstar Mid Value Index Fund iShares Morningstar Small Core Index Fund

Transfer Agency and Service Agreement

                                 Index Series

iShares Morningstar Small Growth Index Fund iShares Morningstar Small Value Index Fund

iShares MSCI ACWI Index Fund
iShares MSCI ACWI ex US Index Fund
iShares MSCI All Country Asia ex Japan Index Fund iShares MSCI All Peru Capped Index Fund iShares MSCI EAFE Growth Index Fund iShares MSCI EAFE Index Fund iShares MSCI EAFE Small Cap Index Fund iShares MSCI EAFE Value Index Fund iShares MSCI Kokusai Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund

iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap/TM/ Index Fund
iShares Russell Midcap Growth Index Fund iShares Russell Midcap Index Fund iShares Russell Midcap Value Index Fund iShares Russell Top 200 Growth Index Fund iShares Russell Top 200 Index Fund iShares Russell Top 200 Value Index Fund

iShares S&P 100 Index Fund
iShares S&P 1500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Aggressive Allocation Fund
iShares S&P Asia 50 Index Fund
iShares S&P/Citigroup International Treasury Bond Fund iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund iShares S&P California AMT-Free Municipal Bond Fund (formerly known as
    iShares S&P California Municipal Bond Fund) iShares S&P Conservative Allocation Fund iShares S&P Emerging Markets Infrastructure Index Fund iShares S&P Europe 350 Index Fund iShares S&P Global 100 Index Fund iShares S&P Global Clean Energy Index Fund iShares S&P Global Consumer Discretionary Sector Index Fund iShares S&P Global Consumer Staples Sector Index Fund iShares S&P Global Energy Sector Index Fund

Transfer Agency and Service Agreement

                                 Index Series

iShares S&P Global Financials Sector Index Fund iShares S&P Global Healthcare Sector Index Fund iShares S&P Global Industrials Sector Index Fund iShares S&P Global Infrastructure Index Fund iShares S&P Global Materials Sector Index Fund iShares S&P Global Nuclear Energy Index Fund iShares S&P Global Technology Sector Index Fund iShares S&P Global Telecommunications Sector Index Fund iShares S&P Global Timber & Forestry Index Fund iShares S&P Global Utilities Sector Index Fund iShares S&P Growth Allocation Fund iShares S&P Latin America 40 Index Fund iShares S&P MidCap 400 Growth Index Fund iShares S&P MidCap 400 Index Fund iShares S&P MidCap 400 Value Index Fund iShares S&P Moderate Allocation Fund iShares S&P National AMT-Free Municipal Bond Fund (formerly known as
    iShares S&P National Municipal Bond Fund) iShares S&P New York AMT-Free Municipal Bond Fund (formerly known as
    iShares S&P New York Municipal Bond Fund) iShares S&P Short Term National AMT-Free Municipal Bond Fund (formerly known as iShares S&P Short Term National Municipal Bond Fund) iShares S&P SmallCap 600 Growth Index Fund iShares S&P SmallCap 600 Index Fund iShares S&P SmallCap 600 Value Index Fund iShares S&P/TOPIX 150 Index Fund iShares S&P Target Date Retirement Income Index Fund iShares S&P Target Date 2010 Index Fund iShares S&P Target Date 2015 Index Fund iShares S&P Target Date 2020 Index Fund iShares S&P Target Date 2025 Index Fund iShares S&P Target Date 2030 Index Fund iShares S&P Target Date 2035 Index Fund iShares S&P Target Date 2040 Index Fund iShares S&P U.S. Preferred Stock Index Fund iShares S&P Developed ex-U.S. Property Index Fund

Amended and Approved by the Board of Trustees of iShares Trust on September 16-17, 2009.